EXHIBIT 10.5


                    FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT dated as of September 28, 1999 (this "Agreement"), by and among BIRMINGHAM STEEL CORPORATION (the "Borrower"), each of the financial institutions party hereto, and BANK OF AMERICA, N.A., successor to NationsBank, N.A. (South), as Agent (the "Agent").

         WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Credit Agreement dated as of March 17, 1997, as amended as of June 23, 1998, as of September 30, 1998 and as of July 27, 1999 (as so amended, the "Credit Agreement"); and

         WHEREAS, to induce the Agent, the Lenders and the Swingline Lender to forbear from exercising their rights and remedies under the Credit Agreement in respect of the matters referred to below, the Borrower is willing to agree as provided in this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all of the parties hereto, all of the parties hereto agree as follows:

         Section 1. Agreement to Forbear. Subject to the terms and conditions of this Agreement, the Agent, the Lenders and the Swingline Lender each agrees that during the Applicable Period (as defined below) it will not, solely by reason of the existence of the following Default and Events of Default (collectively, the "Existing Defaults"), exercise any right or remedy available to the Lender under or in respect of the Credit Agreement or the other Loan Documents:

                  (a) the Events of Default resulting from the Borrower's failure to comply with subsections (a), (b) and (c) of Section 9.1.(b) of the Credit Agreement for the Four-Quarter Period ended June 30, 1999;

                  (b) the Default resulting from the Borrower's failure to deliver to the Lenders the annual audited financial statements required to be delivered to them under Section 8.2. of the Credit Agreement within 90 days following the end of the Borrower's fiscal year ending June 30, 1999;

                  (c) any Event of Default under Section 10.1.(c) resulting from a misrepresentation by the Borrower under Section 6.1.(k):
         (i) regarding the financial statements referred to therein, solely to the extent resulting from the Borrower's restatement of such financial statements to the extent permitted to do so in accordance with Accounting Principles Board Opinion No. 30 ("APB 30") and (ii) that there has been no material adverse change in the financial condition, operations, or business of the Borrower and its consolidated Subsidiaries taken as a whole since June 30, 1996; and

                  (d) any Event of Default under Section 10.1.(d)(iii) of the Credit Agreement to the extent resulting solely from the following:

                           (i) the Borrower's failure to comply with
                  interest coverage ratios and minimum net worth covenants contained in: (A) those certain Note Purchase Agreements dated as of September 1, 1993, as amended and in effect immediately prior to the date hereof (collectively, the "1993 Note Purchase Agreements") executed by the Borrower in favor of the purchasers of the Borrower's 7.28% Senior Notes due December 15, 2005 in the aggregate amount of $130,000,000 and (B) those certain Note Purchase Agreements dated as of September 15, 1995, as amended and in effect immediately prior to the date hereof (the "1995 Note Purchase Agreements", together with the 1993 Note Purchase Agreements, the "Note Agreements") executed by the Borrower in favor of the purchasers of the Borrower's
                  (x) 6.96% Series A Senior Notes due December 15, 2002 in the aggregate amount of $76,000,000; (y) 7.07% Series B Senior Notes due December 15, 2005 in the aggregate amount of $14,000,000; and (z) 7.17% Series C Senior Notes due December 15, 2005 in the aggregate amount of $60,000,000;

                           (ii) the Borrower's failure to deliver, as and
                  when required under Section 9.1(b) of the Note Purchase Agreements, the annual financial statements for the Borrower's fiscal year ending June 30, 1999, the related opinion of its accountants, and the certificates referred to in such Section; or

                           (iii) the failure of the Borrower or American
                  Steel & Wire Corporation ("American") to:

                                    (A) comply with the interest coverage
                           ratio and minimum net worth covenant contained in that certain Reimbursement Agreement dated as of September 1, 1995, as amended and in effect immediately prior to the date hereof (the "American Wire Reimbursement Agreement"), among the Borrower, American and Bank of America, N.A., successor to Bank of America Illinois;

                                    (B) deliver, as and when required under
                           Section 5.9(b) of the American Wire
                           Reimbursement Agreement, the annual financial statements for the Borrower's fiscal year ending June 30, 1999;

                                    (C) comply with the interest coverage
                           ratio and minimum net worth covenant contained in that certain Reimbursement Agreement dated as of August 15, 1995, as amended and in effect immediately prior to the date hereof (the "1995 PNC Reimbursement Agreement"), between the Borrower and PNC Bank, National Association, successor to PNC Bank, Kentucky, Inc.;

                                    (D) deliver, as and when required under
                           Section 5.9(b) of the 1995 PNC Reimbursement
                           Agreement, the annual financial statements for the Borrower's fiscal year ending June 30, 1999;

                                    (E) comply with the interest coverage
                           ratio and minimum net worth covenant contained in that certain Reimbursement Agreement dated as of October 1, 1996, as amended and in effect immediately prior to the date hereof (the "1996 PNC Reimbursement Agreement"), between the Borrower and PNC Bank, National Association, successor to PNC Bank, Kentucky, Inc.; or

                                    (F) deliver, as and when required under
                           Section 5.9(b) of the 1996 PNC Reimbursement
                           Agreement, the annual financial statements for the Borrower's fiscal year ending June 30, 1999; or

                           (iv) the occurrence of a default under any
                  agreement governing any Material Debt of the Borrower or any Subsidiary to the extent resulting solely from the facts, circumstances and events described in subsections
                  (a) though (d) of this Section 1.

The Borrower acknowledges that the agreement of the Agent, the Lenders and the Swingline Lender contained in this Section: (x) is expressly limited as described above and applies only with respect to the Existing Defaults; (y) will terminate immediately upon any Person exercising any right or remedy available to it as a result of the failure of the Borrower (or American, as applicable) to comply with any of the terms of such agreements and (z) will not apply with respect to any of such agreements unless and until the Borrower shall have delivered to the Requisite Lenders, evidence satisfactory to them, that the other parties to such agreement have either waived or agreed to forbear from exercising all rights and remedies to the extent permitted to do so by the failure of the Borrower (and American, as applicable) to comply with the provisions referred to above of such agreement or by virtue of the existence of any of the Existing Defaults.

         Section 2. Duration of Applicable Period. The agreement of the Agent, the Lenders and the Swingline Lender contained in the immediately preceding Section shall remain in effect during the period (the "Applicable Period") from the date this Agreement first becomes effective to the first to occur of the following: (a) December 28, 1999 and (b) the Borrower shall fail to deliver to the Lenders the financial statements and opinion of accountants as and when required under Section 6 of this Agreement. In addition, the Applicable Period shall also terminate without any such election or notice or any other action by the Agent, the Lenders, the Swingline Lender or any other Person upon the occurrence of any Event of Default specified in Section 10.1.(e) or (f) of the Credit Agreement or any other Default or Event of Default other than the Existing Defaults.

         Section 3. Limitation on Outstandings. During the Applicable Period and notwithstanding any term of the Credit Agreement or any other Loan Document, the Borrower agrees that at no time shall it permit the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Bid Rate Loans, the aggregate principal amount of all outstanding Swingline Loans and the aggregate amount of all Letter of Credit Liabilities (all such amounts collectively referred to as the "Outstanding Credit"), to exceed $235,000,000. If at any time the Outstanding Credit exceeds $235,000,000, the Borrower shall immediately pay to the Agent for the account of the Lenders, or the Swingline Lender, as the case may be, the amount of such excess.

         Section 4. Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

         (a) Section 1.1 of the Credit Agreement is amended by adding the definitions of the following terms thereto in the appropriate alphabetical order:

                  "AVAILABLE CASH" means the aggregate amount of all available cash, cash equivalents and other funds on deposit in, held in or credited, to any deposit account, savings account, investment account or other similar account maintained by the Borrower or any Restricted Subsidiary with any financial institution or any other Person.

                  "OUTSTANDING CREDIT" has the meaning given that term in
         Section 2.8.(b)(i).

         (b) The Credit Agreement is amended by deleting Section 2.8.(b) in its entirety and substituting in its place the following:

                  (b)      Mandatory.

                           (i) Outstandings in Excess of Commitments. If at
                  any time the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate amount of all Letter of Credit Liabilities, the aggregate principal amount of all outstanding Swingline Loans and the aggregate principal amount of all outstanding Bid Rate Loans (all such amounts collectively referred to as the ("Outstanding Credit"), exceeds the aggregate amount of the Commitments in effect at such time, the Borrower shall immediately pay to the Agent for the accounts of the Lenders the amount of such excess.

                           (ii) Excess Available Cash. If at any time the
                  aggregate amount of Available Cash shall exceed
                  $5,000,000, then the Borrower shall immediately pay to the Agent for the account of the Lenders, or the Swingline Lender, as the case may be, the amount of such excess.

                           (iii) Application of Mandatory Prepayments. Any
                  payment received by the Agent as a result of the immediately preceding clauses (i) or (ii), shall be applied first to pay all amounts of principal outstanding on the Swingline Loans and then to pay all amounts of principal outstanding on the other Loans and any Reimbursement Obligations pro rata in accordance with
                  Section 3.2. Subject to the immediately following clause
                  (iv), if the Borrower is required to pay any outstanding LIBOR Loans by reason of this subsection (b) prior to the end of the applicable Interest Period therefor, the Borrower shall pay all amounts due under Section 4.4.

                           (iv) Investment of Certain Payments. With
                  respect to any payment received by the Agent as a result of the immediately preceding clause (ii), if (x) in the judgment of the Agent such payment was received late enough in the day that the application of such payment would not be practicable on such day or (y) the amount of such payment exceeds the amount of outstanding Swingline Loans and other Loans which can be prepaid without any amounts being payable under Section 4.4, then the Agent shall invest such payment, in the case of clause (x), or such excess, in the case of clause (y), in such cash equivalents or other investments as the Agent shall determine in its sole discretion until the Agent has determined that the application of such payment (or excess) is practicable or will not result in any amounts being payable under Section 4.4. All such investments shall be held in the name of, and be under the sole dominion and control of, the Agent.

         (c) The Credit Agreement is amended by deleting Exhibit B thereto and substituting in its place Exhibit B attached hereto.

         (d) The Credit Agreement is amended by deleting Exhibit E thereto and substituting in its place Exhibit E attached hereto.

The amendments contained in this Section shall become effective upon the effectiveness of this Agreement and shall be deemed to have prospective application only. Upon the termination of the Applicable Period such amendments shall be deemed to be null and void.

         Section 5. Delivery of Weekly Cash Budget. No later than 5:00 p.m. on October 5, 1999, the Borrower agrees to deliver to the Agent a budget setting forth for each calendar week from the date hereof through and including the last week of the month of October 1999, the projected cash needs of the Borrower for each such week, such budget to be in form and detail satisfactory to the Requisite Lenders.

         Section 6. Extension of Time for Delivery of Audited Financial Statements. The Borrower agrees to deliver to each Lender no later than 5:00 p.m., October 13, 1999, the following: (a) the financial statements required to be delivered under Section 8.2. of the Credit Agreement for the Borrower's fiscal year ended June 30, 1999, including all required certifications, and accompanied by an unqualified opinion of the Borrower's current independent certified public accountants containing no explanatory paragraphs regarding the Borrower's or the Subsidiaries' status as a going concern and (b) the Compliance Certificate, and the related letter from the Borrower's independent accountants, both required under Section 8.3. of the Credit Agreement to be delivered with such financial statements.

         Section 7. Termination of Applicable Period under Third Amendment. Upon, and simultaneously with, the effectiveness of this Agreement, the Applicable Period (as defined in the Third Amendment) shall be terminated.

         Section 8. Representations and Warranties of the Borrower. To induce the Agent, the Lenders and the Swingline Lender to enter into this Agreement, the Borrower represents and warrants to each of them as follows as of the date hereof:

         (a) Except for the Existing Defaults, no Default or Event of Default has occurred and is continuing;

         (b) The representations and warranties made or deemed made by the Borrower in the Loan Documents to which it is a party, are true and correct with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement; provided, however, no representation or warranty is made in this subsection solely to the extent such representation or warranty cannot be made because of the existence of the Existing Defaults;

         (c) The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement, and to perform the Credit Agreement as amended by this Agreement, in accordance with their respective terms. This Agreement has been duly executed and delivered by the duly authorized officers of the Borrower and each of this Agreement and the Credit Agreement as amended by this Agreement is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity; and

         (d) The execution and delivery of this Agreement, and the performance of each of this Agreement and the Credit Agreement as amended by this Agreement, in accordance with its respective terms, do not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any Subsidiary; (ii) conflict with, result in a breach of or constitute a default under the certificate of incorporation or the bylaws of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any Subsidiary.

         Section 9. No Third Party Beneficiaries. Except for the Borrower, the Lenders, the Swingline Lender and the Agent, no Person is intended to be a beneficiary of this Agreement and no other Person shall be authorized to rely upon the contents of this Agreement.

         Section 10. No Waiver. The parties hereto confirm and agree that none of the following is, nor shall any of the following be deemed or construed in any way to be, a waiver of any Default or Event of Default under the Agreement or any of the other Loan Documents, including without limitation, any of the Existing Defaults: (a) the existence of this Agreement and the agreement of the Lenders, the Agent and the Swingline Lender to forbear as provided herein; (b) the amendments effected pursuant to Section 4 above; or (c) the Agent, any Lender or the Swingline Lender permitting any Credit Event to occur after the effectiveness of this Agreement. In addition, each Lender confirms its continuing obligations (i) to the Agent under Section 2.3.(j) regarding drawings on Letters of Credit honored by the Agent and not reimbursed by the Borrower and (ii) to the Swingline Lender under Section 2.4.(e) of the Credit Agreement to pay to the Swingline Lender such Lender's Commitment Percentage of Swingline Loans as provided in such Section.

         Section 11. Effectiveness. This Agreement shall become effective only upon its execution and delivery by the Borrower, the Requisite Lenders, the Swingline Lender and the Agent, and shall be deemed to be effective as of the date first written above.

         Section 12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

         Section 13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute an original, but all of which taken together shall be one and the same instrument.

         Section 14. Severability. If any provision of this Agreement shall be determined to be invalid, then only such provision shall be invalid and all other provisions of this Agreement shall remain effective and binding.

         Section 15. Defined Terms. Terms not otherwise defined in this Agreement which are defined in the Credit Agreement are used herewith with the respective meanings given them in the Credit Agreement.

                       [Signatures on Following Page]


         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Credit Agreement to be executed as of the date first above written.

                                      THE BORROWER:

                                      BIRMINGHAM STEEL CORPORATION


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      THE AGENT AND THE LENDERS:

                                      BANK OF AMERICA, N.A., successor to
                                         NationsBank, N.A.(South), as Agent,
                                         as a Lender and as Swingline
                                         Lender


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      PNC BANK, NATIONAL ASSOCIATION, as
                                         Co-Agent and as a Lender


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      THE BANK OF NOVA SCOTIA, as Co-Agent
                                         and as a Lender


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________




                [Signatures continued on the following page]



          [SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
     DATED AS OF SEPTEMBER 28, 1999 WITH BIRMINGHAM STEEL CORPORATION]

                                      THE BANK OF TOKYO - MITSUBISHI, LTD
                                         ATLANTA AGENCY


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      CIBC INC.


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      AMSOUTH BANK


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                                         CAYMAN ISLAND BRANCH


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________




                [Signatures continue on the following page]


          [SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
     DATED AS OF SEPTEMBER 28, 1999 WITH BIRMINGHAM STEEL CORPORATION]


                                      GENERAL ELECTRIC CAPITAL CORPORATION


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      BANK ONE, N.A., successor to The First
                                         National Bank of Chicago


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      FIRST AMERICAN NATIONAL BANK

                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________


                                      THE SANWA BANK, LIMITED


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________





                [Signatures continue on the following page]



          [SIGNATURE PAGE TO FOURTH AMENDMENT TO CREDIT AGREEMENT
     DATED AS OF SEPTEMBER 28, 1999 WITH BIRMINGHAM STEEL CORPORATION]


                                      UBS AG, SAMFORD BRANCH, successor to
                                         Union Bank of Switzerland,
                                         New York Branch


                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________

                                      By:_________________________________
                                           Name:__________________________
                                           Title:_________________________